EX-5.b

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CURIANGUARD(SM) SIMPLIFIED RETIREMENT ANNUITY (05/07)                                                                        JACKSON
                                                                                                 NATIONAL LIFE INSURANCE COMPANY(SM)
FIXED AND VARIABLE ANNUITY APPLICATION (VA320)
                                                                                                      Home Office: Lansing, Michigan
See back page for mailing address.                                                                                       WWW.JNL.COM

USE DARK INK ONLY - ALL PAGES MUST BE COMPLETED FOR "GOOD ORDER"
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                                                                   External Account No. (if applicable) |  Trade No. (if applicable)
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REGISTRATION INFORMATION
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OWNER'S NAME (FIRST)    (MIDDLE)        (LAST)          Date of Birth (mm/dd/yyyy)               __ SSN  __ TIN (include dashes)

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OWNER'S NAME (IF OWNED BY A NON-NATURAL ENTITY)

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Home Address (Physical Address Required)                     CITY               STATE           ZIP

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Mailing Address (if different from Home Address)             CITY               STATE           ZIP

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Age     Sex             U.S. Citizen      Phone No. (include area code)      E-Mail Address     Broker/Dealer Account Number
        __ M __ F       __ Yes __ No
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JOINT OWNER'S NAME (Proceeds will be distributed in accordance with the Contract on the first death of either Owner.)
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(FIRST)                 (MIDDLE)                        (LAST)                          ___ SSN  ___ TIN (include dashes)

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Home Address (Physical Address Required)         CITY               STATE           ZIP         RELATIONSHIP TO OWNER (CHECK ONE)
                                                                                                __ Spouse
                                                                                                __ Other__________________
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Date of Birth (mm/dd/yyyy)      Age     Sex             U.S. Citizen    Phone No. (include area code)           E-Mail Address
                                        __ M __ F       __ Yes __ No
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ANNUITANT'S NAME (if other than Owner) (FIRST)   (MIDDLE)       (LAST)                     ___ SSN  ___ TIN (include dashes)

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Home Address (number and street)                 CITY               STATE           ZIP         RELATIONSHIP TO OWNER (CHECK ONE)
                                                                                                __ Spouse
                                                                                                __ Other__________________
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Date of Birth (mm/dd/yyyy)      Age     Sex             U.S. Citizen    Phone No. (include area code)           E-Mail Address
                                        __ M __ F       __ Yes __ No
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JOINT ANNUITANT'S NAME (if other than Joint Owner) (FIRST)   (MIDDLE)       (LAST)                ___ SSN  ___ TIN (include dashes)

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Home Address (number and street)                 CITY               STATE           ZIP         RELATIONSHIP TO OWNER (CHECK ONE)
                                                                                                __ Spouse
                                                                                                __ Other__________________
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Date of Birth (mm/dd/yyyy)      Age     Sex             U.S. Citizen    Phone No. (include area code)
                                        __ M __ F       __ Yes __ No
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BENEFICIARY DESIGNATION
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Percentages must equal 100% for each beneficiary type. For additional beneficiaries, please attach a separate sheet, signed and dated by the Owner, which includes names, percentages, and other required information.
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                Name                                    __ SSN  ___ TIN (include dashes)                        Percentage (%)
Primary
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                RELATIONSHIP TO OWNER (CHECK ONE)   Date of Birth (mm/dd/yyyy)    Address (number and street)    City, State, ZIP
                __ Spouse
                __ Other__________________
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                Name                                    __ SSN  ___ TIN (include dashes)                        Percentage (%)
__ Primary
__ Contingent   --------------------------------------------------------------------------------------------------------------------
                RELATIONSHIP TO OWNER         Address (number and street)                     City, State, ZIP

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                Name                                    __ SSN  ___ TIN (include dashes)                        Percentage (%)
__ Primary
__ Contingent   --------------------------------------------------------------------------------------------------------------------
                RELATIONSHIP TO OWNER         Address (number and street)                     City, State, ZIP

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                 Name                                    __ SSN  ___ TIN (include dashes)                        Percentage (%)
__ Primary
__ Contingent   --------------------------------------------------------------------------------------------------------------------
                RELATIONSHIP TO OWNER         Address (number and street)                     City, State, ZIP

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ARIZONA RESIDENTS, PLEASE NOTE: RIGHT TO EXAMINE. On written request, the Company will provide to the contract Owner, within a reasonable time, reasonable factual information regarding the benefits and provisions of this Contract. If, for any reason, the contract Owner is not satisfied, the Contract may be returned to the Company or agent within 10 days (30 days if YOU WERE AGE 65 OR
OLDER ON THE DATE THE APPLICATION WAS SIGNED or it was purchased as a replacement contract) after delivery and the Contract
Value, without deductions for any sales charges for the business day on which the Contract is received at its Service Center, will be returned.

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ANNUITY TYPE
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__ Non-Tax Qualified                      __ IRA - SEP                          __ IRA - Individual*
__ 401(k) Qualified Savings Plan          __ IRA - Custodial                    __ IRA - Roth*
__ HR-10 (Keogh) Plan                     __ Other -________                    *Tax Contribution Years and Amounts:
__ 403(b) TSA (Direct Transfer Only)                                            Year:______   $______
                                                                                Year:______   $______
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TRANSFER INFORMATION
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__ IRC 1035 Exchange           Transfer request submitted directly to another institution?  __ Yes    __ No
__ Direct Transfer             If yes, complete the following:
__ Direct Rollover             Anticipated Amount:                              $________________
__ Non-Direct Rollover         Anticipated Date of Receipt (mm/dd/yyyy):         ________________
                               Institution releasing funds: _____________________________________
                               Account Number: __________________________________________________
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INITIAL PREMIUM                                                          INCOME DATE
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Amount of premium with application: $__________________                  PLEASE SPECIFY DATE (mm/dd/yyyy):__________________
MAKE ALL CHECKS PAYABLE TO JACKSON NATIONAL LIFE INSURANCE COMPANY(R)    If an Income Date is not specified, the Company will
                                                                         default to the Latest Income Date as shown in the
                                                                         contract.
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STATEMENT OF INTENTION
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Please select the anticipated total premium to be paid into the Contract:
(Premium payments will be accepted in the first six (6) Contract Months only.)

  __ $50,000 to $99,999.99
  __ $100,000 to $249,999.99
  __ $250,000 to $499,999.99
  __ $500,000 to $749,999.99
  __ $750,000 to $999,999.99
  __ $1,000,000+

This Statement of Intention will be used to establish the initial level of Mortality and Expense Charges applied to your
Contract. If no election is made, the anticipated total premium is equal to the Initial Premium received. Please see the prospectus for additional information regarding Aggregate Premium and this Statement of Intention.
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OPTIONAL DEATH BENEFITS
                ALL OPTIONAL DEATH BENEFITS MAY NOT BE AVAILABLE IN ALL STATES AND ONCE SELECTED CANNOT BE CHANGED.
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If no Optional Death Benefit is selected your beneficiary(ies) will receive the standard death benefit. Please see the prospectus for details.

Please select only one option:

1. __ Return of Premium Death Benefit
2. __ Highest Anniversary Value Death Benefit

                                ADDITIONAL CHARGES WILL APPLY. PLEASE SEE THE PROSPECTUS FOR DETAILS.
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OTHER OPTIONAL BENEFITS
                ALL OPTIONAL BENEFITS MAY NOT BE AVAILABLE IN ALL STATES AND ONCE SELECTED CANNOT BE CHANGED.
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GUARANTEED LIVING BENEFIT OPTIONS (MAY SELECT ONLY ONE)
Guaranteed Minimum Withdrawal Benefit (GMWB) Options

  __ AUTOGUARD(SM)
     (5% GMWB with Annual Step-Up)
  __ LIFEGUARD PROTECTOR(SM)
     (5% For Life GMWB with Annual Step-Up)
  __ LIFEGUARD PROTECTOR WITH JOINT OPTION(SM) (1)(2)
     (Joint 5% For Life GMWB with Annual Step-Up)

                                ADDITIONAL CHARGES WILL APPLY. PLEASE SEE THE PROSPECTUS FOR DETAILS.

     (1) For Non-Qualified plans, spousal joint ownership required.  Please ensure the Joint Owner setion on Page 1 (including the
         "Relationship to Owner" box) is properly completed.
     (2) For Qualified plans, 100% spousal primary beneficiary designation required. Please ensure the Primary Beneficiary section on Page 1 (including the "Relationship to Owner" box) is properly completed.
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PREMIUM ALLOCATION                                                      TOTAL NUMBER OF ALLOCATIONS MAY NOT EXCEED 18
                                                                  WHOLE PERCENTAGES ONLY * TOTAL ALLOCATION MUST EQUAL 100%
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NUMBER     PORTFOLIO                                                  FIXED ACCOUNT OPTIONS
180 ____%  JNL/S&P Moderate Retirement Strategy                       041 ____% 1-year
182 ____%  JNL/S&P Moderate Growth Retirement Strategy                043 ____% 3-year
192 ____%  JNL/S&P Growth Retirement Strategy                         045 ____% 5-year
                                                                      047 ____% 7-year
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CAPITAL PROTECTION PROGRAM
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__ Yes   __ No      (If no selection is made, Jackson(SM) will default to "No.")

If you marked "Yes", which Fixed Account Option do you wish to select for the Capital Protection Program?
Select only one.

__ 1-Year       __ 3-Year       __ 5-Year       __ 7-Year

Having selected the Capital Protection Program, the balance of your initial premium will be allocated as indicated in the Premium
Allocation Section above.
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SYSTEMATIC INVESTMENT
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___ CHECK HERE FOR AUTOMATIC REBALANCING. Only the                   DCA+ ($15,000 CONTRACT MINIMUM)
Portfolios selected in the Premium Allocation Section and the        030 ____% 6-month
1-year Fixed Account (if selected) will participate in the           032 ____% 12-month
program. The 3-, 5- and 7-year Fixed Accounts are not
available for Automatic Rebalancing.                                 IF DCA+ IS SELECTED, YOU MUST ATTACH THE SYSTEMATIC INVESTMENT
                                                                     FORM (V5575).
Frequency:  ___ Monthly         ___ Quarterly
            ___ Semi-Annual     ___ Annual                           DCA+ provides an automatic monthly transfer to the selected
                                                                     Portfolio(s) so the entire amount invested in this program,
Start Date: ___________________________________________              plus earnings, will be transferred by the end of the DCA+ term selected.
If no date is selected, the program will begin one
month/quarter/half year/year (depending on the frequency
you selected) from the date Jackson applies the first
premium payment. If no frequency is selected, the frequency
will be annual.
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                                 ALL PREMIUM ALLOCATION OPTIONS MAY NOT BE AVAILABLE IN ALL STATES.
                           RESTRICTIONS MAY APPLY AT JACKSON'S DISCRETION ON A NON-DISCRIMINATORY BASIS.
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TELEPHONE/ELECTRONIC TRANSFERS AUTHORIZATION
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DO YOU WISH TO AUTHORIZE THESE TYPES OF TRANSFERS?
                                 ___ Yes      ____ No

By checking "Yes", I (We) authorize Jackson National Life Insurance Company (Jackson) to accept fund transfers/allocation changes via telephone, Internet, or other electronic medium from me (us) and my (our) Representative subject to Jackson's administrative procedures. Jackson has administrative procedures that are designed to provide reasonable assurances that telephone/electronic authorizations are genuine. If Jackson fails to employ such procedures, it may be held liable for losses resulting from a failure to use such procedures.

I (We) agree that Jackson, its affiliates, and subsidiaries shall not be liable for losses incurred in connection with telephone/electronic instructions received, and acted on in good faith, notwithstanding subsequent allegations of error or mistake in connection with any such transaction instruction.

IF NO ELECTION IS MADE, JACKSON WILL DEFAULT TO "NO" FOR RESIDENTS OF NORTH DAKOTA AND NEW HAMPSHIRE AND TO "YES" FOR RESIDENTS OF ALL OTHER STATES.
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ELECTRONIC DELIVERY OF STATEMENTS/CORRESPONDENCE
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I (We) consent ___ to electronic delivery of the following:

___ quarterly statements     ___ prospectuses and prospectus supplements
___ periodic and immediate   ___ proxy and other voting materials, related
    confirmations                correspondence
___ annual and semi-annual   ___ other documents from Jackson National Life
    reports                      Insurance Company.

This consent will continue unless and until revoked and will cover delivery to you in the form of a compact disc, by e-mail or by notice to you of a document's availability on a web-site.

I (We) do not consent ___ to electronic delivery for any of the documents listed above.

The computer hardware and software requirements that are necessary to receive, process and retain electronic communications that are subject to this consent are as follows:

     To view and download material electronically, you must have a computer with Internet access, an active e-mail account, Adobe Acrobat Reader and/or a CD-ROM drive. If you don't already have Adobe Acrobat Reader, you can download it free from WWW.ADOBE.COM

I (We) do __ do not ___ have ready access to computer hardware and software that meet the above requirements. My e-mail address is:__________________________. I
(We) will notify the company of any new e-mail address.

There is no charge for electronic delivery, although you may incur the costs of Internet access and of such computer and related hardware and software as may be necessary for you to receive, process and retain electronic documents and communications from Jackson. Please make certain you have given Jackson a current e-mail address. Also let Jackson know if that e-mail address changes. We may need to notify you of a document's availability through e-mail. You may request paper copies, whether or not you consent or revoke your consent for electronic delivery, at any time and for no charge. Please contact the appropriate Jackson Service Center or go to www.jnl.com to update your e-mail address, revoke your consent to electronic delivery, or request paper copies. Even if you have given us consent, we are not required to make electronic delivery and we have the right to deliver any document or communication in paper form. This consent will need to be supplemented by specific electronic consent upon receipt of any of these means of electronic delivery or notice of availability.
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IMPORTANT - PLEASE READ CAREFULLY - SIGNATURE(S) REQUIRED BELOW - THIS ENTIRE
SECTION MUST BE COMPLETED FOR "GOOD ORDER"
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STATEMENT REGARDING EXISTING POLICIES OR ANNUITY CONTRACTS

I (We) certify that:

__ I (We) do not have any existing life insurance policies or annuity contracts.

__ I (We) do have existing life insurance policies or annuity contracts.
   PRODUCER: IF THE APPLICANT DOES HAVE EXISTING LIFE INSURANCE POLICIES OR ANNUITY CONTRACTS YOU MUST PRESENT AND READ TO THE APPLICANT THE NOTICE REGARDING REPLACEMENT (X0512 - STATE VARIATIONS MAY APPLY) AND RETURN THE NOTICE, SIGNED BY BOTH THE PRODUCER AND THE APPLICANT, WITH THE APPLICATION.

                         COMPLETE X0512 WHERE REQUIRED
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REPLACEMENT
ARE YOU REPLACING AN EXISTING LIFE INSURANCE POLICY OR ANNUITY CONTRACT?
__ YES  __ NO  IF "YES", COMPLETE THE FOLLOWING.
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Company Name                 Contract No.            Anticipated Transfer Amount
                                                     $
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Company Name                 Contract No.            Anticipated Transfer Amount
                                                     $
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1.   I (We) hereby  represent to the best of my (our)  knowledge and belief that each of the statements and answers contained in this application are true, complete and correctly recorded.

2. I (We) certify that the Social Security or Taxpayer Identification number(s) shown above is (are) correct.

3. I (WE) UNDERSTAND THAT ANNUITY BENEFITS, DEATH BENEFIT VALUES, AND WITHDRAWAL VALUES, IF ANY, WHEN BASED ON THE INVESTMENT EXPERIENCE OF A PORTFOLIO IN THE SEPARATE ACCOUNT OF JACKSON ARE VARIABLE AND MAY BE INCREASED OR DECREASED, AND THE DOLLAR AMOUNTS ARE NOT GUARANTEED.

4. I (We) have been given a current prospectus for this variable annuity and for each available portfolio.

5. The contract I (We) have applied for is suitable for my (our) insurance and investment objectives, financial situation and needs.

6. I understand the restrictions imposed by 403(b)(11) of the Internal Revenue Code. I understand the investment alternatives available under my employer's 403(b) plan, to which I may elect to transfer my contract value.

7. I (WE) UNDERSTAND THAT ALLOCATIONS TO THE FIXED ACCOUNT OPTIONS ARE SUBJECT TO AN ADJUSTMENT IF WITHDRAWN OR TRANSFERRED PRIOR TO THE END OF THE APPLICABLE PERIOD, WHICH MAY REDUCE AMOUNTS WITHDRAWN OR TRANSFERRED.

8. I (WE) UNDERSTAND THAT IF THE STATEMENT OF INTENTION IS NOT MET, THERE MAY BE AN ADJUSTMENT TO THE MORTALITY AND EXPENSE CHARGE AT THE END OF THE 6TH CONTRACT MONTH.
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SIGNATURES
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Owner's Signature             Date Signed (mm/dd/yyyy)        State where signed

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Owner Title (If owned by an entity)

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Joint Owner Signature         Date Signed (mm/dd/yyyy)        State where signed

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Annuitant's Signature         Date Signed (mm/dd/yyyy)        State where signed
(if other than Owner)

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Joint Annuitant's Signature   Date Signed (mm/dd/yyyy)        State where signed
(if other than Joint Owner)

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                    PRODUCER/REPRESENTATIVE PLEASE COMPLETE
                        AND SUBMIT PAGE 6 FOR GOOD ORDER


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PRODUCER/REPRESENTATIVE'S STATEMENT - SIGNATURE REQUIRED BELOW - THIS ENTIRE
SECTION MUST BE COMPLETED FOR "GOOD ORDER"
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PRODUCER/REPRESENTATIVE'S CERTIFICATION REGARDING SALES MATERIAL

Important Note: Complete this certification section only if the applicant answered affirmatively to the Statement Regarding Existing Policies or Annuity Contracts AND answered "Yes" to EITHER question 1 or 2 on the Notice Regarding Replacement (Form X0512 - state variations may apply).

I certify that:

__ I did not use sales material(s) during the presentation of this Jackson product to the applicant.

__ I used only Jackson-approved sales material(s) during the presentation of this Jackson product to the applicant. In addition, copies of all approved sales material(s) used during the presentation were left with the applicant.
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PRODUCER/REPRESENTATIVE'S STATEMENT

I have read Jackson's Position With Respect to the Acceptability of Replacements (XADV5790 - state variations may apply) and ensure that this replacement is consistent with that position. By signing this form, I certify that the statement regarding any applicable life insurance policies or annuity contracts and the statement regarding sales material have been answered correctly to the best of my knowledge.

I certify that: I am authorized and qualified to discuss the contract herein applied for; I have fully explained the contract to the client, including contract restrictions and charges; I believe this transaction is suitable given the client's financial situation and needs; I have complied with requirements for disclosures and/or replacements as necessary; and to the best of my knowledge and belief the applicant's statement as to whether or not an existing life insurance policy or annuity contract is being replaced is true and accurate.

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Producer/Representative's Full Name  (First)      (Middle)        (Last)           Phone No. (include area code)
(please print)

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Producer/Representative's Signature                                                Date Signed (mm/dd/yyyy)

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Address (number and street)                             City, State, ZIP (xxxxx-xxxx)

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E-Mail Address                          Contact your home office for program information. (If none indicated, designated default will be used.)
                                                     __ Option A   __ Option B
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Broker/Dealer Name            Broker/Dealer Representative No.               Jackson Producer/Representative No.

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ARKANSAS, COLORADO, DISTRICT OF COLUMBIA, KENTUCKY, LOUISIANA, MAINE, NEW
MEXICO, OHIO, OKLAHOMA, PENNSYLVANIA, TENNESSEE, AND WEST VIRGINIA RESIDENTS, PLEASE NOTE: Any person who knowingly, and with intent to defraud any insurance company or other person, files an application for insurance or statement of claim containing any materially false information or conceals for the purpose of misleading, information concerning any fact material thereto, commits a fraudulent insurance act, which is a crime and subjects such person to criminal and civil penalties.

In COLORADO, any insurance company, or agent of an insurance company, who knowingly provides false, incomplete, or misleading facts or information to a policyholder or claimant for the purpose of defrauding, or attempting to defraud, the policyholder or claimant with regard to a settlement or award payable from insurance proceeds, shall be reported to the Colorado Division of Insurance within the Department of Regulatory Agencies.

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                     MAILING ADDRESS AND CONTACT INFORMATION
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IF PURCHASED THROUGH A NON-BANK BROKER/DEALER, SEND TO:

        REGULAR MAIL                     OVERNIGHT MAIL
    Jackson Service Center            Jackson Service Center
       P.O. Box 30314                    1 Corporate Way
    Lansing, MI 48909-7814              Lansing, MI 48951

                               OR

        REGULAR MAIL                     OVERNIGHT MAIL
    Jackson Service Center            Jackson Service Center
       P.O. Box 17240                   7601 Technology Way
    Denver, CO 80217-0240                Denver, CO 80237

             Customer Care: 800/766-4683 (8:00 a.m. to 8:00 p.m. ET)
                                Fax: 800/943-6761
                           E-Mail: contactus@jnli.com
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IF PURCHASED THROUGH A BANK OR FINANCIAL INSTITUTION, SEND TO:

          REGULAR MAIL                OVERNIGHT MAIL
   Jackson/IMG Service Center     Jackson/IMG Service Center
         P.O. Box 30392               1 Corporate Way
     Lansing, MI 48909-7892          Lansing, MI 48951

             Customer Care: 800/777-7779 (8:00 a.m. to 8:00 p.m. ET)
                                Fax: 517/706-5540
                           E-Mail: contactus@jnli.com
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         Not FDIC/NCUA insured * Not Bank/CU guaranteed * May lose value
                Not a deposit * Not insured by any federal agency
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